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                                                                    EXHIBIT 10.4

NATIONSBANK

January 26, 1998

               AMENDMENT TO LOAN AGREEMENT DATED OCTOBER 31, 1996

     This document amends the Loan Agreement dated October 31, 1996 (the "Agreement") made between NationsBank, N.A. ("Bank") and Powercerv Corporation ("Borrower"). The Agreement committed the Bank to offering the Borrower a $5,000,000 Revolving Line of Credit.

     AMENDED TERMS

     2.B. REVOLVING LINE OF CREDIT
     The Loan may be used for those purposes set forth in the original documents. The obligation to repay the Loan will be evidenced by a promissory note dated October 22, 1997 by and between Bank and Borrower. This Loan will be unsecured and bear interest in accordance with the promissory note between Bank and Borrower dated October 22, 1997. The entire balance of principal and accrued interest will be due in full on February 15, 1999. In addition, a $300,000 sublimit will apply under the 45,000,000 line of credit for the purpose of supporting letters of credit. Any outstanding letters of credit supported under this sublimit will reduce the amount available to be drawn under the line of credit.

     This amendment shall not imply amendment of any other conditions, now or in the future, as outlined in any agreements or documents executed by and between Bank and Borrower. All other terms and conditions of the Agreement shall remain in full force.

IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

POWERCERV CORPORATION                   NATIONSBANK, N.A.



                     (seal)             /s/ Joseph L. Caballero
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                                        Joseph L. Caballero
                                        Vice President


By: /s/
    -------------------------
Its: CHAIRMAN & CEO
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POWERCERV TECHNOLOGIES CORPORATION


                     (seal)
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By: /s/
    -------------------------
Its: SR. V.P. ADMINISTRATION
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